Exhibit 99.1

New York Mortgage Trust Reports Third Quarter 2006 Results

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Consolidated net loss of $0.21 per share for the quarter ended September 30, 2006 as compared to a net income of $0.01 per share for the immediate preceding quarter ended June 30, 2006 and net income of $0.16 per share for the quarter ended September 30, 2005.

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REIT (Mortgage Portfolio Management segment) earnings of $0.07 per share for the quarter ended September 30, 2006 as compared to net income of $0.13 per share for the immediate preceding quarter ended June 30, 2006 and net income of $0.21 per share for the quarter ended September 30, 2005.

•
Mortgage Lending segment net loss of $0.28 per share for the quarter ended September 30, 2006 as compared to a net loss of $0.12 per share for the immediate preceding quarter ended June 30, 2006 and a net loss of $0.05 per share for the quarter ended September 30, 2005.

•
Mortgage Lending segment net loss includes a $0.13 per share loan loss associated primarily with early payment defaults incurred in the Company’s sub-prime lending business which has been substantially discontinued.

•	Board of Directors declared a third quarter 2006 cash dividend of $0.14 per share.
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The Company announced on October 31st that it has engaged Milestone Advisors, LLC as its financial advisor to assist it in the review and exploration of its strategic alternatives. As a part of that process the Company is currently engaged in discussions regarding a possible sale or merger of the Company.

NEW YORK, NY November 7, 2006 - New York Mortgage Trust, Inc. (NYSE: NTR), a self-advised residential mortgage finance company organized as a real estate investment trust (“REIT”) for federal income tax purposes, today reported results for the quarter ended September 30, 2006.

Comparison of the Quarters Ended September 30, 2006 and 2005

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Quarterly loan origination volume of $602.8 million for the quarter ended September 30, 2006 as compared to $741.8 million for the immediate preceding quarter ended June 30, 2006 and $1.0 billion for the quarter ended September 30, 2005.

•
Consolidated net loss of $3.9 million for the quarter ended September 30, 2006 as compared to a net income of $178,000 for the immediate preceding quarter ended June 30, 2006 and net income of $2.9 million for the quarter ended September 30, 2005.

•
REIT (Mortgage Portfolio Management segment) earnings of $1.2 million for the quarter ended September 30, 2006 as compared to net income of $2.4 million for the immediately preceding quarter ended June 30, 2006 and net income of $3.8 million for the quarter ended September 30, 2005.

Third Quarter Results
For the quarter ended September 30, 2006, the Company’s Mortgage Portfolio Management segment (REIT operations exclusive of its taxable REIT subsidiaries) reported net revenues of $1.5 million and a net income of $1.2 million, or $0.07 per share.

The Company’s Mortgage Lending segment (the Company’s wholly owned taxable REIT subsidiaries or “TRS”) reported net revenues of $2.4 million (including $4.0 million in loan losses) and a net loss of $5.1 million for the quarter ended September 30, 2006. On a consolidated basis, the Company reported net loss of $3.9 million for the quarter ended September 30, 2006.

Comments from Management
Steven B. Schnall, Chairman, President and Co-Chief Executive Officer, commented, “The deterioration in third quarter operating results is attributable to continued pressure in both our Mortgage Portfolio Management and our Mortgage Lending segments. The decline in earnings in our Mortgage Portfolio Management segment was largely the result of the persistence of a flat to inverted yield curve and decreasing net interest spreads due to hedge maturities and, to a lesser extent, high prepayment rates associated with the re-pricing of adjustable rate mortgage loans held in our $1.2 billion loan portfolio. Specifically, our net interest margin declined to 16 basis points, as compared to 78 basis points from the immediately preceding second quarter of 2006. Additionally, on a positive note, the net duration gap between the average lives of our assets and our liabilities declined slightly to approximately six months and the credit characteristics of our portfolio remains very strong, with total loan delinquencies of 1.03% of portfolio, loan delinquencies greater than 90 days representing only 0.41% of portfolio value and credit losses since inception of only $52,000.”

Mr. Schnall added, “Our Mortgage Lending segment also experienced significant earnings pressure primarily as the result of a 19% decrease in our mortgage origination volume from the second quarter of 2006 (as compared to a 14% nationwide decline in mortgage originations for the same period - as reported by the Mortgage Bankers Association) as well as continued pricing pressure on premiums earned on loans sold to third parties. Our third quarter earnings were further affected by atypical, and largely non-recurring, loan losses due primarily to early payment defaults incurred on sub-prime loans made during the early part of 2006. Of note, though, is that we have largely discontinued making sub-prime loans other than in cases where the loans are either prior-approved by loan purchasers or simply brokered to third parties - both of which serve to dramatically reduce our risk going forward. Additionally, on a positive note, both our loan application and funding volumes for October 2006 have taken a slight positive turn as compared to September 2006 results.”

A breakdown of the Company’s loan originations by payment stream for the quarter ended September 30, 2006 follows:

MORTGAGE LOAN ORIGINATION SUMMARY
For the Third Quarter Ended September 30, 2006

(Dollar amounts in thousands)	Number of Loans	Par Amount	% of Total
Payment Stream
Fixed Rate
FHA/VA	82	$12,882	2.1%
Conventional Conforming	1,577	270,379	44.9%
Conventional Jumbo	132	80,705	13.4%
Total Fixed Rate	1,791	363,966	60.4%
ARMs
FHA/VA	3	1,271	0.2%
Conventional	794	237,572	39.4%
Total ARMs	797	238,843	39.6%
Total	2,588	$602,809	100.0%
Loan Purpose
Conventional	2,503	$588,656	97.7%
FHA/VA	85	14,153	2.3%
Total	2,588	$602,809	100.0%
Documentation Type
Full Documentation	1,285	$288,726	47.9%
Stated Income	545	141,503	23.5%
Stated Income/Stated Assets	323	73,166	12.1%
No Documentation	266	63,481	10.5%
No Ratio	116	27,091	4.5%
Stated Asset	4	578	0.1%
Other	49	8,264	1.4%
Total	2,588	$602,809	100.0%

A breakdown by credit quality of the Company’s loan originations for third quarter 2006 follows:

						Weighted
						Average
	Number of Loans	Aggregate Principal Balance ($ in millions)	Percentage Of Total Principal	Weighted Average Interest Rate	Average Principal Balance	LTV	FICO

ARM	794	$237.6	39.4%	7.27%	$299,209	72.8	704
Fixed-rate	1,709	351.1	58.2%	7.48%	205,433	75.6	711
Subtotal-non-FHA	2,503	588.7	97.6%	7.39%	235,180	74.5	708
FHA - ARM	3	1.2	0.2%	6.06%	423,701	96.1	681
FHA - fixed-rate	82	12.9	2.2%	6.61%	157,096	95.7	652
Subtotal - FHA	85	14.1	2.4%	6.56%	166,506	95.7	654
Total ARM	797	238.8	39.6%	7.27%	299,678	72.9	704
Total fixed-rate	1,791	364.0	60.4%	7.45%	203,220	76.4	709
Total Originations	2,588	$602.8	100.0%	7.38%	$232,925	75.0	707

Purchase mortgages	1,594	$352.6	58.5%	7.47%	$221,215	79.0	718
Refinancings	909	236.1	39.1%	7.28%	259,670	67.8	693
Subtotal-non-FHA	2,503	588.7	97.6%	7.39%	235,180	74.5	708
FHA - purchase	70	11.9	2.0%	6.50%	170,453	96.5	664
FHA - refinancings	15	2.2	0.4%	6.84%	148,087	91.4	604
Subtotal - FHA	85	14.1	2.4%	6.56%	166,506	95.7	654
Total purchase	1,664	364.5	60.5%	7.44%	219,079	79.5	716
Total refinancings	924	238.3	39.5%	7.27%	257,858	68.0	692
Total Originations	2,588	$602.8	100.0%	7.38%	$232,925	75.0	707

Note: FHA originations are Streamlined Refinance mortgages with low average balances. All FHA loans are and will continue to be sold or brokered to third party investors.

Investment Activity
As of September 30, 2006, the Company’s portfolio of investment securities totaled $524.0 million and had a weighted average purchase price of 100.31.  Approximately 41% of the securities purchased have rate resets in less than six months, 8% reset in six to 24 months and the remaining 51% reset in less than five years.  In addition, loans held in securitization trusts totaled $628.6 million and had an average origination value (purchase price) of 100.66.  Approximately 26% of loans held in the portfolio have interest rate resets of less than 6 months, 9% have resets between 6 months and 24 months and the remaining 65% have resets less than 48 months.  The investment securities and the loans held in securitization trusts are financed in part with debt totaling $1.1 billion at September 30, 2006.

The net interest margin on the Company’s mortgage portfolio investments for the quarter ended September 30, 2006 averaged 16 basis points, down from 78 basis points in the quarter ended June 30, 2006.  This decrease in spreads is primarily due to hedge maturities and, to a lesser extent, to the re-pricing of adjustable rate mortgage loans held in our portfolio.

The following table summarizes the Company’s investment portfolio of residential mortgage-backed securities and loans owned at September 30, 2006, classified by relevant categories:

	Par Value	Coupon	Carrying Value	Yield
Agency REMIC floaters	$178,388,984	6.68%	$178,990,895	6.56%

Private label floaters	27,573,587	6.11%	27,499,840	6.28%

Private label ARMs	296,201,236	4.81%	293,237,365	6.03%

NYMT retained securities	25,111,629	5.65%	24,240,627	7.91%

Loans held in securitization trusts	624,525,836	5.31%	628,624,669	6.00%

Total/Weighted Average	$1,151,801,272	5.42%	$1,152,593,396	6.14%

Conference Call
On Wednesday, November 8, 2006 at 10:00 a.m. Eastern time, New York Mortgage Trust's executive management will host a conference call and audio webcast highlighting the Company's third quarter financial results. The conference call dial-in number is 303-262-2138. A live audio webcast of the conference call can be accessed via the Internet, on a listen-only basis, at http://www.earnings.com or at the Investor Relations section of the Company's website at http://www.nymtrust.com. Please allow extra time, prior to the call, to visit the site and download the necessary software to listen to the Internet broadcast. The online archive of the webcast will be available for approximately 90 days.

About New York Mortgage Trust
New York Mortgage Trust, Inc., a real estate investment trust (REIT), is engaged in the origination of and investment in residential mortgage loans throughout the United States. The Company, through its wholly owned taxable REIT subsidiary, The New York Mortgage Company, LLC (“NYMC”), originates a broad spectrum of residential loan products with a focus on high credit quality, or prime, loans. In addition to prime loans, NYMC also originates jumbo loans, alternative-A loans, sub-prime loans and home equity or second mortgage loans through its retail and wholesale origination branch network. The Company's REIT portfolio is comprised of securitized, high credit quality, adjustable and hybrid ARM loans, the majority of which, over time, will be originated by NYMC. As a REIT, the company is not subject to federal income tax provided that it distributes at least 90% of its REIT taxable income to its stockholders.

For Further Information

AT THE COMPANY	AT FINANCIAL RELATIONS BOARD
Steven R. Mumma, Chief Financial Officer	Joe Calabrese (General) 212-827-3772
Phone: 212-634-2411	Julie Tu (Analysts) 212-827-3776
Email: smumma@nymtrust.com

This news release contains forward-looking statements that predict or describe future events or trends. The matters described in these forward- looking statements are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond the Company's control. The Company faces many risks that could cause its actual performance to differ materially from the results predicted by its forward- looking statements, including, without limitation, the possibilities that a rise in interest rates may cause a decline in the market value of the Company's assets, a decrease in the demand for mortgage loans may have a negative effect on the Company's volume of closed loan originations, prepayment rates may change, borrowings to finance the purchase of assets may not be available on favorable terms, the Company may not be able to maintain its qualification as a REIT for federal tax purposes, the Company may experience the risks associated with investing in real estate, including changes in business conditions and the general economy, and the Company's hedging strategies may not be effective. The reports that the Company files with the Securities and Exchange Commission contain a fuller description of these and many other risks to which the Company is subject. Because of those risks, the Company's actual results, performance or achievements may differ materially from the results, performance or achievements contemplated by its forward-looking statements. The information set forth in this news release represents management's current expectations and intentions. The Company assumes no responsibility to issue updates to the forward-looking matters discussed in this news release.

FINANCIAL TABLES FOLLOW

NEW YORK MORTGAGE TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands, except per share data)
(unaudited)

	For the Nine Months Ended September 30,		For the Three Months Ended September 30,
	2006	2005	2006	2005

REVENUE:
Interest income:
Investment securities and loans held in securitization trusts	$50,050	$40,523	$16,998	$13,442
Loans held for investment	—	5,388	—	1,783
Loans held for sale	12,155	10,573	3,880	4,473
Total interest income	62,205	56,484	20,878	19,698
Interest expense:
Investment securities and loans held in securitization trusts	42,320	30,090	15,882	10,751
Loans held for investment	—	3,911	—	1,366
Loans held for sale	9,284	7,284	3,337	3,441
Subordinated debentures	2,656	1,095	877	601
Total interest expense	54,260	42,380	20,096	16,159
Net interest income	7,945	14,104	782	3,539
OTHER INCOME (EXPENSE):
Gain on sales of mortgage loans	14,362	21,634	4,311	8,985
Brokered loan fees	8,672	7,181	2,402	2,647
(Loss) gain on sale of current period securitized loans	(747)	—	—	—
(Loss) gain on sale of securities and related hedges	(529)	2,207	440	1,286
Loan losses	(4,077)	—	(4,077)	—
Miscellaneous income (expense)	310	195	43	91
Total other income	17,991	31,217	3,119	13,009
EXPENSES:
Salaries and benefits	17,720	23,875	5,378	7,302
Brokered loan expenses	6,609	5,689	1,674	1,483
Occupancy and equipment	3,871	4,981	1,256	1,265
Marketing and promotion	1,643	3,900	427	1,310
Data processing and communications	1,938	1,807	524	618
Office supplies and expenses	1,464	1,909	426	651
Professional fees	3,329	2,812	798	966
Travel and entertainment	409	707	126	261
Depreciation and amortization	1,625	1,069	539	302
Other	1,308	1,084	536	531
Total expenses	39,916	47,833	11,684	14,689
(LOSS) INCOME BEFORE INCOME TAX BENEFIT	(13,980)	(2,512)	(7,783)	1,859
Income tax benefit	8,494	5,880	3,915	1,000
NET (LOSS) INCOME	$(5,486)	$3,368	$(3,868)	$2,859
Basic (loss) income per share	$(0.31)	$0.19	$(0.21)	$0.16
Diluted (loss) income per share	$(0.31)	$0.19	$(0.21)	$0.16
Weighted average shares outstanding-basic	17,975	17,855	18,025	17,958
Weighted average shares outstanding-diluted	17,975	18,121	18,025	18,242

NEW YORK MORTGAGE TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	September 30, 2006 (unaudited)	December 31, 2005
ASSETS
Cash and cash equivalents	$6,879	$9,056
Restricted cash	1,979	5,468
Investment securities - available for sale	523,969	716,482
Due from loan purchasers	132,950	121,813
Escrow deposits - pending loan closings	1,622	1,434
Accounts and accrued interest receivable	9,256	14,866
Mortgage loans held for sale	109,197	108,271
Mortgage loans held in securitization trusts	628,625	776,610
Mortgage loans held for investment	—	4,060
Prepaid and other assets	27,118	16,505
Derivative assets	3,402	9,846
Property and equipment, net	6,838	6,882
TOTAL ASSETS	$1,451,835	$1,791,293
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Financing arrangements, portfolio investments	$886,956	$1,166,499
Financing arrangements, loans held for sale/for investment	208,285	225,186
Collateralized debt obligations	203,550	228,226
Due to loan purchasers	11,677	1,652
Accounts payable and accrued expenses	14,736	22,794
Subordinated debentures	45,000	45,000
Derivative liabilities	686	394
Other liabilities	202	584
Total liabilities	1,371,092	1,690,335
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock, $0.01 par value, 400,000,000 shares authorized, 18,327,371 shares issued and 18,077,160 outstanding at
September 30, 2006 and 18,258,221 shares issued and 17,984,843 outstanding at December 31, 2005	183	183
Additional paid-in capital	100,324	107,573
Accumulated other comprehensive (loss) income	(5,570)	1,910
Accumulated deficit	(14,194)	(8,708)
Total stockholders’ equity	80,743	100,958
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,451,835	$1,791,293

NEW YORK MORTGAGE TRUST, INC. AND SUBSIDIARIES

SELECTED SEGMENT REPORTING
(Dollar amounts in thousands)

	For the Nine Months Ended September 30, 2006
	Mortgage Portfolio Management Segment	Mortgage Lending Segment	Total
Total revenue	$7,149	$18,787	$25,936
Total expense	1,473	29,949	31,422
Net income (loss)	$5,676	$(11,162)	$(5,486)

Total assets	$1,163,802	$288,033	$1,451,835

	For the Nine Months Ended September 30, 2005
	Mortgage Portfolio Management Segment	Mortgage Lending Segment	Total
Total revenue	$14,118	$31,203	$45,321
Total expense	2,527	39,426	41,953
Net income (loss)	$11,591	$(8,223)	$3,368

	For the Three Months Ended September 30, 2006
	Mortgage Portfolio Management Segment	Mortgage Lending Segment	Total
Total revenue	$1,504	$2,397	$3,901
Total expense	279	7,490	7,769
Net income (loss)	$1,225	$(5,093)	$(3,868)

	For the Three Months Ended September 30, 2005
	Mortgage Portfolio Management Segment	Mortgage Lending Segment	Total
Total revenue	$4,394	$12,154	$16,548
Total expense	599	13,090	13,689
Net income (loss)	$3,795	$(936)	$2,859